UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2020

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

67-35 St., B520

Brooklyn, New York 11232

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 21, 2020, Brain Scientific Inc. (the “Company”) issued a Convertible Grid Promissory Note (the “Caleca Note”) to Thomas J. Caleca (“Caleca”), an existing stockholder of the Company, pursuant to which Caleca agreed to advance to the Company the aggregate principal amount of $125,000 (the “Caleca Aggregate Advance”). The Company also issued to Caleca a common stock purchase warrant (the “Caleca Warrant”), granting Caleca the right to purchase up to 750,000 shares of the Company’s common stock at a per share exercise price of $0.80 (subject to adjustment as set forth in the Caleca Warrant).

Also on April 21, 2020, the Company issued a Convertible Grid Promissory Note (the “Brown Note”, and together with the Caleca Note, the “Notes”) to Andrew Brown (“Brown”, and together with Caleca, the “Investors”), an existing stockholder of the Company, pursuant to which Brown agreed to advance to the Company the aggregate principal amount of $125,000 (the “Brown Aggregate Advance”, and together with the Caleca Aggregate Advance, the “Aggregate Advance”). The Company also issued to Brown a common stock purchase warrant (the “Brown Warrant”, and together with the Caleca Warrant, the “Warrants”), granting Brown the right to purchase up to 750,000 shares of the Company’s common stock at a per share exercise price of $0.80 (subject to adjustment as set forth in the Brown Warrant).

On April 22, 2020, the Investors each made their first cash advance of $25,000 pursuant to the terms of the Notes, for an aggregate cash advance to the Company of $50,000 (the “First Advance”). The Investors shall make additional cash advances to the Company pursuant to the terms of their Notes.

The Company intends to use the proceeds from the First Advance and all subsequent advances for the Company’s working capital and general corporate purposes.

The Notes bear interest on the unpaid balances at a fixed simple rate of twelve percent (12%) per annum (subject to a rate increase if the Company commits an Event of Default (as defined in the Notes)), computed based on a 360-day year of twelve 30-day months, commencing on the date of the respective advance and payable quarterly.

The principal amount of the Aggregate Advance, or so much thereof as has been advanced to the Company by the Investors from time to time pursuant to the Notes, will be payable on April 21, 2021 (the “Maturity Date”), unless sooner converted into shares of the Company’s common stock pursuant to the terms of the Notes.

The unpaid outstanding principal amount and accrued and unpaid interest under the Notes shall be convertible at any time prior to the Maturity Date at the election of the Investors into such number of shares of the Company’s common stock obtained by dividing the amount so converted by $1.00 (the “Conversion Price”). At the Maturity Date, all of the remaining unpaid outstanding principal amount and accrued and unpaid interest (the “Outstanding Balance”) under the Notes shall automatically convert into such number of shares of the Company’s common stock obtained by dividing the Outstanding Balance by the Conversion Price. The Notes may not be prepaid by the Company in whole or in part without the prior written consent of the respective Investor.

The Company also agreed to provide piggy-back registration rights to the Investors pursuant to which the Company shall include all shares issuable upon conversion of the Notes, as well as any other shares of the Company’s common stock owned by the Investors as of the date the Notes were issued, on the next registration statement the Company files with the Securities and Exchange Commission.

The Notes contain customary events of default, which, if uncured, entitle the Lenders to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, their Notes.

The Warrants are exercisable at any time commencing on the eighteen-month anniversary of the issuance of the Warrants (as may be accelerated pursuant to the terms of the Warrants) and expiring on the five-year anniversary of the issuance of the Warrants. The Warrants also provide piggy-back registration rights to the Investors pursuant to which the Company shall include all shares issuable upon exercise of the Warrants on the next registration statement the Company files with the Securities and Exchange Commission.

The foregoing is a brief description of the terms of the Notes and the Warrants and is qualified in its entirety by reference to the full text of the Caleca Note, Caleca Warrant, Brown Note, and Brown Warrant, copies of which are included as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 2.03 of this Current Report on Form 8-K relating to the issuance of the Notes and the Warrants is incorporated by reference herein. The Notes and Warrants were, and, unless subsequently registered, the shares underlying the Notes and Warrants will be, issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as no general solicitation was used in the offer and sale of such securities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Convertible Grid Promissory Note, dated April 21, 2020, issued to Thomas J. Caleca
10.2	Common Stock Purchase Warrant, dated April 21, 2020, issued to Thomas J. Caleca
10.3	Convertible Grid Promissory Note, dated April 21, 2020, issued to Andrew Brown
10.4	Common Stock Purchase Warrant, dated April 21, 2020, issued to Andrew Brown

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2020

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board, Secretary and Executive Vice President

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